Exhibit 10.2

FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF MORGENESIS LLC

FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF Morgenesis LLC (this “Amendment” to the “LLC Agreement”), dated as of June 30, 2023, by and among Morgenesis LLC (the “Company”), Orgenesis Inc. (“Orgenesis”) and MM OS Holdings, L.P. (“MM”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the LLC Agreement.

W I T N E S S E T H :

WHEREAS, the Company and the other parties hereto are parties to the LLC Agreement;

WHEREAS, the parties hereto desire to amend the LLC Agreement as set forth herein;

WHEREAS, pursuant to Section 51 of the LLC Agreement, the LLC Agreement may be amended by a written agreement executed and delivered by Orgenesis with the prior written consent of MM; and

WHEREAS, MM, by executing and delivering this Amendment, hereby consents to the form and terms of this Amendment.

WHEREAS, MM and Orgenesis have agreed to amend the Unit Purchase Agreement, dated November 4, 2022 as of the dated above (as amended, the “Amendment No. 2 to the UPA”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1 Amendments.

(a) The second sentence of Section 30 of the LLC Agreement is hereby amended and restated in its entirety as set forth below:

“The initial Board as of the date hereof shall be comprised of (i) Vered Caplan, (ii) Mark Cohen, (iii) Howard Hoffen, (iv) John Eppel and (v) Claudia Zylberberg, and shall be appointed as follows (subject to Sections 30(b) and 30(c)): (a) two Managers shall be appointed by Orgenesis (each, an “Orgenesis Manager”), (b) one Manager shall be an industry expert appointed by MM (the “Industry Expert Manager”) and (c) two Managers shall be appointed by MM (each, an “MM Manager”).”

(b) The LLC Agreement is hereby amended to reflect the change of the name of the Company from “Morgenesis LLC” to “Octomera LLC.” All references in the LLC Agreement to “Morgenesis LLC” are hereby deleted and “Octomera LLC” is hereby substituted in lieu thereof.

(c) Upon the effectiveness of Amendment No. 2 to the UPA, Schedule A of the LLC Agreement shall be replaced with Schedule A attached hereto.

SECTION 2 Reference to and Effect on the LLC Agreement. Each reference in the LLC Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall, except where the context otherwise requires, be deemed a reference to the LLC Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the LLC Agreement, and a reference to the LLC Agreement in any of such instruments or documents will be deemed to be a reference to the LLC Agreement as amended hereby. Except as expressly provided in this Amendment, all provisions of the LLC Agreement remain in full force and effect and are not modified by this Amendment, and the parties hereby ratify and confirm each and every provision thereof.

SECTION 3 Miscellaneous. Section 47 (Separability of Provisions), Section 48 (Notices), Section 49 (Entire Agreement), Section 50 (Governing Law), Section 51 (Amendments) and Section 52 (Third Party Beneficiaries) of the LLC Agreement are hereby incorporated by reference, mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

COMPANY

Morgenesis LLC

By:	/s/ Vered Caplan
Name:	Vered Caplan
Title:	Chief Executive Officer

MEMBERS

Orgenesis, Inc.

By:	/s/ Vered Caplan
Name:	Vered Caplan
Title:	Chief Executive Officer

MM OS Holdings, L.P.

By:	/s/ Howard Hoffen
Name:	Howard Hoffen
Title:	Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated LLC Agreement of Morgenesis LLC]

Schedule A